                                                                   EXHIBIT 10.52

                                                                  EXECUTION COPY


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         AMENDMENT dated as of June 1, 2000 (the "AMENDMENT") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 and amended as of May 15, 2000 (as so amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "DIP LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the parties to the Credit Agreement desire to make certain amendments thereto as provided herein; and

         WHEREAS, subject to the terms and conditions set forth in Section 10.03 of the Credit Agreement, each DIP Lender is entitled to assign to one or more Eligible Assignees all or a ratable portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and delivering an Assignment and Assumption Agreement between such DIP Lender and such Eligible Assignee substantially in the form of Exhibit A to the Credit Agreement; and

         WHEREAS, pursuant hereto, Chase, the sole Lender party to the Credit Agreement immediately prior to the effective date of this Amendment (in such capacity, the "ORIGINAL LENDER") wishes to assign to each of the financial institutions (other than itself) that is named on the Commitment Schedule hereto (such financial institutions other than the Original Lender, collectively the "NEW LENDERS"), and each of the New Lenders wishes to assume, a portion of the Original Lender's interests, rights and obligations under the Credit Agreement so that, after giving effect to this Amendment, the respective Commitments of the Original Lender and the New Lenders will be as set forth in such Commitment Schedule; and

         WHEREAS, the Borrower, the Original Lender, the New Lenders and the Agent have determined that the execution and delivery of this Amendment to, among other things, effectuate a reallocation of the total Commitment among the Original Lender and the New Lenders will be more expeditious and administratively efficient than the execution and delivery of separate Assignment and Assumption Agreements between the Original Lender and each of the New Lenders; and

         WHEREAS, upon the occurrence of the Amendment No. 2 Effective Date (as hereinafter defined), each of the New Lenders shall become a party to the Credit Agreement as a DIP Lender and shall have the rights and obligations of a DIP Lender thereunder, and the respective

Commitments of the Original Lender and each New Lender under the Credit Agreement shall be in the amount set forth opposite its name on the Commitment Schedule hereto, as such amount may be reduced from time to time pursuant to the Credit Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the Amendment No. 2 Effective Date, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENT TO DEFINITIONS IN CREDIT AGREEMENT. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order therein:

         "AMENDMENT NO. 2 EFFECTIVE DATE" means the date of the effectiveness of Amendment No. 2 to this Agreement.

         SECTION 3. AMENDMENT OF COMMITMENT SCHEDULE. The Commitment Schedule to the Credit Agreement is hereby replaced in its entirety by the Commitment Schedule attached hereto.

         SECTION 4. AMENDMENT TO SIGNATURE PAGES OF CREDIT AGREEMENT. The signature pages to the Credit Agreement are hereby amended to list, in addition to the Original Lender, the New Lenders, as such New Lenders are listed on the signature pages to this Amendment.

         SECTION 5.  ASSUMPTION AND ASSIGNMENT.

         (a) By its execution and delivery hereof, the Original Lender (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantor, or the performance or observance by the Borrower or the Guarantor of any of their respective obligations under the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

         (b) By its execution and delivery hereof, each of the New Lenders (i) represents and warrants that it is legally authorized to enter into this Agreement and that it is an Eligible Assignee; (ii) confirms that it has received a copy of the Credit Agreement and such other


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

documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Agent or the Original Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agents on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are designated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations that by the terms of the Credit Agreement are required to be performed by it as a DIP Lender.

         (c) On the Amendment No. 2 Effective Date, (i) each New Lender will pay to the Agent (for the account of the Original Lender) such amount as represents such New Lender's pro rata portion of the aggregate principal amount of the Loans that are outstanding on the Amendment No. 2 Effective Date and such New Lender's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Agent shall pay to each New Lender such fees as have been previously agreed to between the Administrative Agent and such New Lender. Promptly following the occurrence of the Amendment No. 2 Effective Date, and in accordance with Section 10.03(e) of the Credit Agreement, the Agent shall record in the Register the names and addresses of each New Lender, the amount of such New Lender's Commitment reflected on the Commitment Schedule hereto, and the principal amount of such New Lender's outstanding Loans.

         (d) By its execution and delivery hereof, each of the New Lenders (i) agrees that any interest, Commitment Fees and Letter of Credit Fees that accrued prior to the Amendment No. 2 Effective Date shall not be payable to such New Lender and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid to it after Amendment No. 2 Effective Date and to pay such amounts to the Original Lender (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of the Original Lender and each New Lender that accrue on or after the Amendment No. 2 Effective Date shall be payable to each such DIP Lender in accordance with its Commitment), (ii) agrees that if it receives any amount under the Credit Agreement that is for the account of the Original Lender, it shall receive the same for the account of such Original Lender to the extent of the Original Lender's interest therein and shall promptly pay the same to such other party, (iii) acknowledges that if such New Lender is organized under the laws of a jurisdiction outside of the United States, such New Lender has heretofore furnished to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Lender's exemption from United States withholding taxes with respect to any payments to be made to such New Lender under the Credit Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iv) acknowledges that such New Lender has heretofore supplied to the Agent the information requested on the Administrative Questionnaire.


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

         (e) The execution of this Agreement by the Borrower, the Agent and the Fronting Bank is evidence of the consents required pursuant to Section 10.03(e) of the Credit Agreement. In addition, to the extent it is not satisfied by virtue of execution and delivery hereof, the condition contained in clause (iii) of Section 10.03(e) is hereby waived. Pursuant to Section 11.06(c), the Borrower agrees to execute and deliver a Note payable to the order of each New Lender to evidence the assignment and assumption provided for herein.

         SECTION 6. ADDITION OF PARTIES TO CREDIT AGREEMENT. By executing and delivering this Amendment No. 2, each New Lender hereby becomes party to the Credit Agreement as a DIP Lender, with all of the rights, privileges, obligations and duties of a DIP Lender thereunder. Without limiting the generality of the foregoing, each New Lender agrees to perform its duties and obligations under the Credit Agreement in accordance with their respective terms.

         SECTION 7. EFFECTIVENESS. This Amendment shall become effective if and only if the Agent shall have received duly executed counterparts hereof signed by each of the Borrower, the Original Lender and the New Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         SECTION 8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                            LAROCHE INDUSTRIES INC.


                            By:_____________________________________
                               Name:
                               Title:




                            LAROCHE FORTIER INC.


                            By:_____________________________________
                               Name:
                               Title:




                            THE CHASE MANHATTAN BANK


                            By:_____________________________________
                               Name:
                               Title:




                            HIBERNIA NATIONAL BANK


                            By:_____________________________________
                               Name:
                               Title:


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

                            WACHOVIA BANK, N.A.


                            By:_____________________________________
                               Name:
                               Title:




                            THE BANK OF NOVA SCOTIA


                            By:_____________________________________
                               Name:
                               Title:




                            PERRY CAPITAL LLC


                            By:_____________________________________
                               Name:
                               Title:




                            AMSOUTH BANK


                            By:_____________________________________
                               Name:
                               Title:


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

                            BHF (USA) CAPITAL CORPORATION


                            By:_____________________________________
                               Name:
                               Title:


                            By:_____________________________________
                               Name:
                               Title:

                            COMERICA BANK


                            By:_____________________________________
                               Name:
                               Title:




                            NATIONAL BANK OF CANADA


                            By:_____________________________________
                               Name:
                               Title:




                            BNP PARIBAS


                            By:_____________________________________
                               Name:
                               Title:

                                           COMMITMENT SCHEDULE

                                                                COMMITMENT                COMMITMENT
LENDERS                                                         AMOUNT                    PERCENTAGE
Original Lender
---------------

The Chase Manhattan Bank, N.A.                                  $3,281,250.00             13.1250%
380 Madison Avenue
New York, NY 10017
Attn:  Mr. Patrick A. Daniello

New Lenders
-----------

AmSouth Bank                                                    $2,265,625.00             9.0625%
1900 5th Avenue North
AST-64
Birmingham, AL 35203
Attn: Ms. Darlene Chandler

BHF (USA) Capital Corporation                                   $2,265,625.00             9.0625%
590 Madison Avenue
New York, NY 10022-2540
Attn: Mr. Jeffrey Frost

The Bank of Nova Scotia                                         $2,656,250.00             10.6250%
165 Broadway
26th Floor
New York, NY 10006
Attn: Ms. Diane Emanuel

BNP Paribas                                                     $1,562,500.00             6.2500%
787 Seventh Avenue
New York, NY 10019
Attn: Ms. Amy Kirschner

                                                                COMMITMENT                COMMITMENT
LENDERS                                                         AMOUNT                    PERCENTAGE

Comerica Bank                                                   $2,265,625.00             9.0625%
Comerica Tower at Detroit Center
500 Woodward Avenue
MC 3280
Detroit, MI 48226-3205
Attn: Mr. John F. Regan

Hibernia National Bank                                          $3,125,000.00             12.5000%
225 Baronne Street, 10th Floor
New Orleans, LA 70112
Attn: Ms. Tammy Angelety

National Bank of Canada                                         $1,796,875.00             7.1875%
125 West 55th Street
23rd Floor
New York, NY 10019
Attn: Ms. Loriann Curnyn

Perry Capital LLC                                               $2,656,250.00             10.6250%
599 Lexington Avenue
New York, NY 10022
Attn: Mr. Jed Bonnem

Wachovia Bank, N.A.                                             $3,125,000.00             12.5000%
191 Peachtree Street, NE
Atlanta, GA 30303
Attn: Mr. Christopher Tierney


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